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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                                October 24, 1997



                           EXCEL Communications, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   1-13433                      75-2720091
         --------                   -------                      ----------
        (State or other            (Commission               (I.R.S. Employer
        jurisdiction of            File Number)              Identification No.)
        incorporation)


                  8750 North Central Expressway, Suite 2000
                            Dallas, Texas  75231
        (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code (214) 863-8000
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ITEM 5.  OTHER EVENTS

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


         (c)      Exhibit.

                  20.1    Press Release, dated October 24, 1997,
                          regarding settlement of litigation.





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                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  EXCEL COMMUNICATIONS, INC.


October 30, 1997                                  By:  /s/  John J. McLaine
                                                     ---------------------------
                                                       John J. McLaine
                                                       President and Chief
                                                       Operating Officer










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                                        EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------
20.1                              Press Release, dated October 24, 1997,
                                  regarding settlement of litigation